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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of report (Date of earliest event reported: September 18, 1997


                  Donnelley Enterprise Solutions Incorporated
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            (Exact Name of Registrant as Specified in Its Charter)


      Delaware                         0-21525                    13-316071
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(State or Other Jurisdiction         (Commission                (IRS Employer
of Incorporation)                    File Number)            Identification No.)


             161 North Clark Street, Suite 2400, Chicago, IL 60601
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(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code: (312) 419-7600

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.
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     On September 18, 1997, the Company issued two press releases regarding (i)
the resignation effective October 1, 1997 of Luke Botica, the Company's Senior Vice President, Chief Financial Officer and Treasurer, and (ii) a one-time charge in the Company's integration division which the Company expects will result in the Company reporting a loss for the third quarter of 1997.

Item 7.  Financial Statements and Exhibits.
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(a)  Financial statements of businesses acquired:
     --------------------------------------------

     Not applicable.

(b)  Pro forma financial information:
     --------------------------------

     Not applicable.

(c)  Exhibits:
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20.1      News release issued by the Company on September 18, 1997 announcing the resignation effective October 1, 1997 of Luke Botica, the Company's Senior Vice President, Chief Financial Officer and Treasurer.

20.2 News release issued by the Company on September 18, 1997 announcing a one-time charge in the Company's integration division.

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                                  SIGNATURES
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 18, 1997


                             Donnelley Enterprise Solutions Incorporated


                             By: /s/ Rhonda I. Kochlefl
                                ----------------------------------------
                                Name:   Rhonda Kochlefl
                                Title:  Chairman, President and Chief
                                        Executive Officer



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                                 EXHIBIT INDEX
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          The following exhibits are filed herewith:


Exhibit No.
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20.1      News release issued by the Company on September 18, 1997 announcing the resignation effective October 1, 1997 of Luke Botica, the Company's Senior Vice President, Chief Financial Officer and Treasurer.

20.2 News release issued by the Company on September 18, 1997 announcing a one-time charge in the Company's integration division.

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